UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2010

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code

(225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 1, 2011, on December 20, 2010, the Board of Directors of Albemarle Corporation (the “Company”) elected William H. Hernandez to serve as a Director of the Company until the next annual meeting of the shareholders of the Company and until his successor is elected and qualified. The Board of Directors did not appoint Mr. Hernandez to serve on any Board committees at this time. Mr. Hernandez will be eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s 2010 Annual Meeting Proxy Statement.

Mr. Hernandez, 62, retired in 2009 as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (“PPG”), a global manufacturer of coatings and specialty products. Prior to assuming these duties in 1995, he served as PPG’s Corporate Controller from 1990 to 1994 and as Vice President and Controller in 1994. From 1974 until 1990, Mr. Hernandez held a number of positions at Borg-Warner Corporation, including Assistant Controller, Chemicals; Controller, Chemicals; Business Director, ABS Polymers; Assistant Corporate Controller; Vice President, Finance and Chief Financial Officer, Borg-Warner Automotive, Inc. Earlier in his career, he was a financial analyst for Ford Motor Company. Hernandez is also a director of the following publicly-traded companies: Eastman Kodak Company, Black Box Corporation and USG Corporation.

The press release issued by the Company on December 20, 2010 announcing Mr. Hernandez’s election to the Company’s Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2010, the Board of Directors of the Company amended Section 2 of Article II of the Company’s Amended and Restated Bylaws to increase the size of the Board of Directors to 11 directors, effective as of January 1, 2011. The Company’s Amended and Restated Bylaws, as amended, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of the Company, effective as of January 1, 2011.

99.1	Press release, dated December 20, 2010, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2010

ALBEMARLE CORPORATION

By:	/S/ NICOLE C. DANIEL
Nicole C. Daniel
Vice President, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

3.2	Amended and Restated Bylaws of the Company, effective January 1, 2011.

99.1	Press release, dated December 20, 2010, issued by the Company.